Exhibit 99.1

Financial Supplement

2008, 2009 and 2010 (Full Year)
2011 and 2012 (Quarters and Full Year)

Financial Results Adjusted for Discontinued Operations
and Segment Realignment

(Unaudited)

April 22, 2013

Barnes Group Inc.
Financial Supplement
2008, 2009 and 2010 (Full Year) and 2011 and 2012 (Quarters and Full Year) Financial Results Adjusted for Discontinued Operations and Segment Realignment

During the first quarter of 2013, the Company announced that it had entered into a definitive agreement to sell its Barnes Distribution North America business ("BDNA") and that it would realign the remaining business within the Distribution segment, Associated Spring Raymond, into the Company's Industrial segment resulting in two reportable segments: Aerospace and Industrial.

The BDNA results will be segregated and presented as discontinued operations in the consolidated financial statements on a retrospective basis beginning with the Company's first quarter 2013 Form 10-Q. In addition, segment information will be reported under the realigned structure on a retrospective basis beginning with the Company's first quarter 2013 Form 10-Q.

The attached schedules detail the retrospective adjustments of the 2008, 2009 and 2010 financial results and segment information on a full year basis as well as the 2011 and 2012 financial results and segment information on a quarterly and full year basis. In addition, Non-GAAP financial measures previously provided for the third and fourth quarters as well as the full year 2012 have been adjusted herein and presented together with revised reconciliations to GAAP measures as retrospectively adjusted.

This document is supplemental to related information previously included in (i) the Company’s financial statements set forth in its annual and quarterly periodic reports filed by the Company with the Securities and Exchange Commission ("SEC") for periods commencing and subsequent to January 1, 2008; (ii) prior earnings releases issued for periods commencing and subsequent to January 1, 2008 (and which were included in the Company’s Current Reports on Form 8-K); and (iii) the previously released Financial Supplement dated April 20, 2012 (which was included in the Company's Current Report on Form 8-K filed on April 20, 2012); and, accordingly, should be read in conjunction with the Company’s 2008, 2009, 2010, 2011 and 2012 Forms 10-K and the 2011 and 2012 Forms 10-Q filed with the SEC.

Barnes Group Inc. Financial Results Adjusted for Discontinued Operations and Segment Realignment
Unaudited
Dollars in thousands, except per share data
	2008			2009			2010
Income Statement	As Presented (1)	Adjustments	As Adjusted (2)	As Reported	Adjustments	As Adjusted (2)	As Reported	Adjustments	As Adjusted (2)
Net sales	$1,232,196	$(360,302)	$871,894	$923,353	$(273,709)	$649,644	$1,028,617	$(286,876)	$741,741
Cost of sales	788,964	(182,531)	606,433	621,609	(142,269)	479,340	678,186	(151,846)	526,340
Selling and administrative expenses	289,562	(138,599)	150,963	238,269	(119,133)	119,136	264,033	(125,078)	138,955
	1,078,526	(321,130)	757,396	859,878	(261,402)	598,476	942,219	(276,924)	665,295
Operating income	153,670	(39,172)	114,498	63,475	(12,307)	51,168	86,398	(9,952)	76,446
Operating margin	12.5%		13.1%	6.9%		7.9%	8.4%		10.3%
Interest expense	26,360	(5)	26,355	22,468	(37)	22,431	19,984	(20)	19,964
Other expense (income), net	2,683	(266)	2,417	(1,953)	161	(1,792)	2,609	57	2,666
Income from continuing operations before income taxes	124,627	(38,901)	85,726	42,960	(12,431)	30,529	63,805	(9,989)	53,816
Income taxes	24,891	(14,151)	10,740	130	(5,363)	(5,233)	9,827	(3,795)	6,032
Income from continuing operations	99,736	(24,750)	74,986	42,830	(7,068)	35,762	53,978	(6,194)	47,784
Income (loss) from discontinued operations, net of income taxes	(17,158)	24,750	7,592	(3,829)	7,068	3,239	(700)	6,194	5,494
Net income	$82,578	$—	$82,578	$39,001	$—	$39,001	$53,278	$—	$53,278

Income per common share from continuing operations - diluted	$1.79	$(0.44)	$1.34	$0.79	$(0.13)	$0.66	$0.96	$(0.11)	$0.85
Income (loss) per common share from discontinued operations - diluted	(0.31)	0.44	0.14	(0.07)	0.13	0.06	(0.01)	0.11	0.10
Net income per common share - diluted	$1.48	$—	$1.48	$0.72	$—	$0.72	$0.95	$—	$0.95
Weighted average common shares outstanding - diluted		55,812,666			54,206,426			55,925,187
Notes:

(1) Represents previously reported financial information which was adjusted on a retrospective basis to reflect the results of the Barnes Distribution Europe businesses ("BDE") as discontinued operations as a result of the sale of BDE in the fourth quarter of 2011. Certain line items presented herein were previously reported in the Company's 2011 and 2012 Forms 10-K.

(2) Represents "As Presented" or "As Reported" financial information adjusted on a retrospective basis to reflect the BDNA discontinued operations.

Barnes Group Inc. Financial Results Adjusted for Discontinued Operations and Segment Realignment
Unaudited
Dollars in thousands
	2008		2009		2010
Segment Information	As Presented (1)	As Adjusted (2)	As Presented (1)	As Adjusted (2)	As Reported	As Adjusted (2)
Net sales
Aerospace	$408,186		$344,427		$334,180
Industrial	421,284		277,629		374,068
Distribution	412,249		305,834		329,518
Aerospace		$408,186		$344,427		$334,180
Industrial		463,730		305,231		407,567
Intersegment sales	(9,523)	(22)	(4,537)	(14)	(9,149)	(6)
Total net sales	$1,232,196	$871,894	$923,353	$649,644	$1,028,617	$741,741

Operating profit
Aerospace	$78,586		$63,615		$52,415
Industrial	35,070		(7,786)		29,366
Distribution	39,686		7,646		4,617
Aerospace		$70,703		$57,712		$44,897
Industrial		43,467		(6,544)		31,549
Total operating profit	$153,342	$114,170	$63,475	$51,168	$86,398	$76,446

Operating margin
Aerospace	19.3%		18.5%		15.7%
Industrial	8.3%		-2.8%		7.9%
Distribution	9.6%		2.5%		1.4%
Aerospace		17.3%		16.8%		13.4%
Industrial		9.4%		-2.1%		7.7%
Total operating margin	12.5%	13.1%	6.9%	7.9%	8.4%	10.3%

Notes:
(1) Represents financial information which was previously presented in the Company's Financial Supplement dated April 20, 2012.

(2) Represents "As Presented" or "As Reported" financial information adjusted on a retrospective basis to reflect the impact of the BDNA discontinued operations, including a reallocation of corporate overhead expenses, and the segment realignment.

Barnes Group Inc. Financial Results Adjusted for Discontinued Operations and Segment Realignment
Unaudited
Dollars in thousands, except per share data
	Q1 2011			Q2 2011			Q3 2011			Q4 2011			2011 Full Year
Income Statement	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)
Net sales	$289,590	$(77,283)	$212,307	$297,837	$(77,598)	$220,239	$298,643	$(77,783)	$220,860	$283,286	$(71,612)	$211,674	$1,169,355	$(304,277)	$865,078
Cost of sales	190,910	(39,001)	151,909	194,564	(39,559)	155,005	198,776	(40,279)	158,497	188,147	(38,229)	149,918	772,398	(157,067)	615,331
Selling and administrative expenses	67,963	(32,285)	35,678	69,499	(30,268)	39,231	65,679	(29,753)	35,926	66,262	(28,926)	37,336	269,402	(121,234)	148,168
	258,873	(71,286)	187,587	264,063	(69,827)	194,236	264,455	(70,032)	194,423	254,409	(67,155)	187,254	1,041,800	(278,301)	763,499
Operating income	30,717	(5,997)	24,720	33,774	(7,771)	26,003	34,188	(7,751)	26,437	28,877	(4,457)	24,420	127,555	(25,976)	101,579
Operating margin	10.6%		11.6%	11.3%		11.8%	11.4%		12.0%	10.2%		11.5%	10.9%		11.7%
Interest expense	3,655	—	3,655	2,350	—	2,350	1,902	—	1,902	2,365	—	2,365	10,271	—	10,271
Other expense (income), net	408	7	415	321	8	329	(501)	(18)	(519)	167	(59)	108	395	(62)	333
Income from continuing operations before income taxes	26,654	(6,004)	20,650	31,103	(7,779)	23,324	32,787	(7,733)	25,054	26,345	(4,398)	21,947	116,889	(25,914)	90,975
Income taxes	6,457	(2,344)	4,113	8,377	(2,612)	5,765	7,896	(2,743)	5,153	2,586	(1,596)	990	25,316	(9,296)	16,020
Income from continuing operations	20,197	(3,660)	16,537	22,726	(5,167)	17,559	24,891	(4,990)	19,901	23,759	(2,802)	20,957	91,573	(16,618)	74,955
Income (loss) from discontinued operations, net of income taxes	(1,125)	3,660	2,535	(394)	5,167	4,773	(1,646)	4,990	3,344	(23,693)	2,802	(20,891)	(26,858)	16,618	(10,240)
Net income	$19,072	$—	$19,072	$22,332	$—	$22,332	$23,245	$—	$23,245	$66	$—	$66	$64,715	$—	$64,715

Income per common share from continuing operations - diluted	$0.36	$(0.07)	$0.29	$0.41	$(0.09)	$0.32	$0.44	$(0.09)	$0.35	$0.43	$(0.05)	$0.38	$1.64	$(0.30)	$1.34
Income (loss) per common share from discontinued operations - diluted	(0.02)	0.07	0.05	(0.01)	0.09	0.08	(0.03)	0.09	0.06	(0.43)	0.05	(0.38)	(0.48)	0.30	(0.18)
Net income per common share - diluted	$0.34	$—	$0.34	$0.40	$—	$0.40	$0.41	$—	$0.41	$—	$—	$—	$1.16	$—	$1.16
Weighted average common shares outstanding - diluted		55,603,892			56,288,447			56,380,585			55,451,632			55,931,882

Notes:
(1) Represents "As Reported" financial information adjusted on a retrospective basis to reflect the BDNA discontinued operations.

Barnes Group Inc. Financial Results Adjusted for Discontinued Operations and Segment Realignment
Unaudited
Dollars in thousands
	Q1 2011		Q2 2011		Q3 2011		Q4 2011		2011 Full Year
Segment Information	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)
Net sales
Aerospace	$90,560		$94,729		$98,125		$99,091		$382,506
Industrial	111,430		114,004		112,476		102,572		440,482
Distribution	89,912		91,731		90,260		83,359		355,262
Aerospace		$90,560		$94,729		$98,125		$99,091		$382,506
Industrial		121,749		125,511		122,735		112,589		482,582
Intersegment sales	(2,312)	(2)	(2,627)	(1)	(2,218)	—	(1,736)	(6)	(8,895)	(10)
Total net sales	$289,590	$212,307	$297,837	$220,239	$298,643	$220,860	$283,286	$211,674	$1,169,355	$865,078

Operating profit
Aerospace	$13,683		$14,794		$16,071		$18,099		$62,647
Industrial	10,958		10,977		10,340		6,819		39,094
Distribution	6,076		8,003		7,777		3,959		25,814
Aerospace		$12,001		$13,005		$14,410		$16,325		$55,740
Industrial		12,719		12,998		12,027		8,095		45,839
Total operating profit	$30,717	$24,720	$33,774	$26,003	$34,188	$26,437	$28,877	$24,420	$127,555	$101,579

Operating margin
Aerospace	15.1%		15.6%		16.4%		18.3%		16.4%
Industrial	9.8%		9.6%		9.2%		6.6%		8.9%
Distribution	6.8%		8.7%		8.6%		4.7%		7.3%
Aerospace		13.3%		13.7%		14.7%		16.5%		14.6%
Industrial		10.4%		10.4%		9.8%		7.2%		9.5%
Total operating margin	10.6%	11.6%	11.3%	11.8%	11.4%	12.0%	10.2%	11.5%	10.9%	11.7%

Notes:
(1) Represents "As Reported" financial information adjusted on a retrospective basis to reflect the impact of the BDNA discontinued operations, including a reallocation of corporate overhead expenses, and the segment realignment.

Barnes Group Inc. Financial Results Adjusted for Discontinued Operations and Segment Realignment
Unaudited
Dollars in thousands, except per share data
	Q1 2012			Q2 2012			Q3 2012			Q4 2012			2012 Full Year
Income Statement	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)
Net sales	$303,096	$(80,301)	$222,795	$293,422	$(78,112)	$215,310	$306,059	$(73,583)	$232,476	$327,382	$(69,183)	$258,199	$1,229,959	$(301,179)	$928,780
Cost of sales	201,781	(41,360)	160,421	193,088	(40,721)	152,367	208,571	(38,222)	170,349	208,751	(36,236)	172,515	812,192	(156,539)	655,653
Selling and administrative expenses	68,302	(30,546)	37,756	66,208	(29,025)	37,183	67,817	(28,176)	39,641	78,885	(27,468)	51,417	281,211	(115,215)	165,996
	270,083	(71,906)	198,177	259,296	(69,746)	189,550	276,388	(66,398)	209,990	287,636	(63,704)	223,932	1,093,403	(271,754)	821,649
Operating income	33,013	(8,395)	24,618	34,126	(8,366)	25,760	29,671	(7,185)	22,486	39,746	(5,479)	34,267	136,556	(29,425)	107,131
Operating margin	10.9%		11.0%	11.6%		12.0%	9.7%		9.7%	12.1%		13.3%	11.1%		11.5%
Interest expense	2,368	—	2,368	2,435	—	2,435	3,243	—	3,243	4,192	—	4,192	12,238	—	12,238
Other expense (income), net	853	6	859	95	(40)	55	851	22	873	873	(29)	844	2,671	(41)	2,630
Income from continuing operations before income taxes	29,792	(8,401)	21,391	31,596	(8,326)	23,270	25,577	(7,207)	18,370	34,681	(5,450)	29,231	121,647	(29,384)	92,263
Income taxes	6,818	(3,017)	3,801	6,798	(3,015)	3,783	4,847	(2,505)	2,342	4,887	(2,380)	2,507	23,350	(10,918)	12,432
Income from continuing operations	22,974	(5,384)	17,590	24,798	(5,311)	19,487	20,730	(4,702)	16,028	29,794	(3,070)	26,724	98,297	(18,466)	79,831
Income (loss) from discontinued operations, net of income taxes	(767)	5,384	4,617	33	5,311	5,344	(2,249)	4,702	2,453	(63)	3,070	3,007	(3,048)	18,466	15,418
Net income	$22,207	$—	$22,207	$24,831	$—	$24,831	$18,481	$—	$18,481	$29,731	$—	$29,731	$95,249	$—	$95,249

Income per common share from continuing operations - diluted	$0.41	$(0.10)	$0.32	$0.45	$(0.10)	$0.35	$0.38	$(0.09)	$0.30	$0.54	$(0.06)	$0.49	$1.78	$(0.33)	$1.44
Income (loss) per common share from discontinued operations - diluted	(0.01)	0.10	0.08	—	0.10	0.10	(0.04)	0.09	0.04	—	0.06	0.05	(0.06)	0.33	0.28
Net income per common share - diluted	$0.40	$—	$0.40	$0.45	$—	$0.45	$0.34	$—	$0.34	$0.54	$—	$0.54	$1.72	$—	$1.72
Weighted average common shares outstanding - diluted		55,455,579			55,150,806			55,098,263			55,194,226			55,224,457

Non-GAAP Financial Measure Reconciliation							Q3 2012			Q4 2012			2012 Full Year
							As Presented	Adjustments	As Adjusted (1)	As Presented	Adjustments	As Adjusted (1)	As Reported	Adjustments	As Adjusted (1)
Operating income (GAAP)							$29,671	$(7,185)	$22,486	$39,746	$(5,479)	$34,267	$136,556	$(29,425)	$107,131

Synventive short-term purchase accounting adjustments							4,212	—	4,212	775	—	775	4,987	—	4,987
Synventive acquisition transaction costs							909	—	909	3	—	3	912	—	912

Operating income as adjusted (Non-GAAP)(2)							$34,792	$(7,185)	$27,607	$40,524	$(5,479)	$35,045	$142,455	$(29,425)	$113,030

Operating margin (GAAP)							9.7%		9.7%	12.1%		13.3%	11.1%		11.5%
Operating margin as adjusted (Non-GAAP) (2)							11.4%		11.9%	12.4%		13.6%	11.6%		12.2%

Diluted income from continuing operations per share (GAAP)							$0.38	$(0.09)	$0.30	$0.54	$(0.06)	$0.49	$1.78	$(0.33)	$1.44

Synventive short-term purchase accounting adjustments							0.05	—	0.05	0.01	—	0.01	0.07	—	0.07
Synventive acquisition transaction costs							0.01	—	0.01	—	—	—	0.01	—	0.01

Diluted income from continuing operations per share as adjusted (Non-GAAP) (2)							$0.44	$(0.09)	$0.36	$0.55	$(0.06)	$0.50	$1.86	$(0.33)	$1.52

Notes:
(1) Represents "As Reported" or "As Presented" financial information adjusted on a retrospective basis to reflect the BDNA discontinued operations.

(2) The Company has excluded short-term purchase accounting adjustments and transaction costs related to its Synventive acquisition from its "as adjusted" financial measurements. Management believes that these adjustments provide the Company and its investors with an indication of our baseline performance excluding items that are not considered to be reflective of our ongoing results. Management does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider it as an alternative measurement calculated in accordance with GAAP, or as an indicator of the Company's performance. Accordingly, the measurements have limitations depending on their use.

Barnes Group Inc. Financial Results Adjusted for Discontinued Operations and Segment Realignment
Unaudited
Dollars in thousands
	Q1 2012		Q2 2012		Q3 2012		Q4 2012		2012 Full Year
Segment Information	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)	As Reported	As Adjusted (1)
Net sales
Aerospace	$97,250		$93,770		$98,370		$101,092		$390,483
Industrial	115,348		110,244		123,812		147,638		497,043
Distribution	93,425		91,855		85,719		79,740		350,739
Aerospace		$97,250		$93,770		$98,370		$101,092		$390,483
Industrial		125,545		121,540		134,107		157,114		538,305
Intersegment sales	(2,927)	—	(2,447)	—	(1,842)	(1)	(1,088)	(7)	(8,306)	(8)
Total net sales	$303,096	$222,795	$293,422	$215,310	$306,059	$232,476	$327,382	$258,199	$1,229,959	$928,780

Operating profit
Aerospace	$14,218		$14,706		$15,345		$18,982		$63,251
Industrial	10,105		11,217		7,406		15,187		43,914
Distribution	8,690		8,203		6,920		5,577		29,391
Aerospace		$12,654		$13,023		$14,122		$18,080		$57,878
Industrial		11,964		12,737		8,364		16,187		49,253
Total operating profit	$33,013	$24,618	$34,126	$25,760	$29,671	$22,486	$39,746	$34,267	$136,556	$107,131

Operating margin
Aerospace	14.6%		15.7%		15.6%		18.8%		16.2%
Industrial	8.8%		10.2%		6.0%		10.3%		8.8%
Distribution	9.3%		8.9%		8.1%		7.0%		8.4%
Aerospace		13.0%		13.9%		14.4%		17.9%		14.8%
Industrial		9.5%		10.5%		6.2%		10.3%		9.1%
Total operating margin	10.9%	11.0%	11.6%	12.0%	9.7%	9.7%	12.1%	13.3%	11.1%	11.5%

Non-GAAP Financial Measure Reconciliation					Q3 2012		Q4 2012		2012 Full Year
					As Presented	As Adjusted (1)	As Presented	As Adjusted (1)	As Reported	As Adjusted (1)
Operating profit - Industrial Segment (GAAP)					$7,406	$8,364	$15,187	$16,187	$43,914	$49,253

Synventive short-term purchase accounting adjustments					4,212	4,212	775	775	4,987	4,987
Synventive acquisition transaction costs					909	909	3	3	912	912

Operating profit - Industrial Segment as adjusted (Non-GAAP)(2)					$12,527	$13,485	$15,965	$16,965	$49,813	$55,152

Operating margin - Industrial Segment (GAAP)					6.0%	6.2%	10.3%	10.3%	8.8%	9.1%
Operating margin - Industrial Segment as adjusted (Non-GAAP) (2)					10.1%	10.1%	10.8%	10.8%	10.0%	10.2%

Notes:
(1) Represents "As Reported" or "As Presented" financial information adjusted on a retrospective basis to reflect the impact of the BDNA discontinued operations, including a reallocation of corporate overhead expenses, and the segment realignment.

(2) The Company has excluded short-term purchase accounting adjustments and transaction costs related to its Synventive acquisition from its "as adjusted" financial measurements. Management believes that these adjustments provide the Company and its investors with an indication of our baseline performance excluding items that are not considered to be reflective of our ongoing results. Management does not intend results excluding the adjustments to represent results as defined by GAAP, and the reader should not consider it as an alternative measurement calculated in accordance with GAAP, or as an indicator of the Company's performance. Accordingly, the measurements have limitations depending on their use.